SUPPLEMENT TO THE PROSPECTUS

                     CREDIT SUISSE SHORT DURATION BOND FUND

     The following information supersedes certain information in the fund's Prospectus

     The Credit Suisse Short Duration Fixed Income Management Team is responsible for the day-to-day management of the fund. The current members of the team are Michael E. Gray, Richard Avidon, Kam Poon and Philip Wubbena. Jennifer Ferguson is no longer a member of the team.




Dated: September 26, 2005                                   SD-PRO-LOAD-16-0905
                                                            2005-031